UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2011

KENSINGTON LEASING, LTD.
(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1005 S. Center Street
Redlands, CA 92373
(Address of principal executive offices)

909-708-4303
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K of Kensington Leasing, Ltd. (“we,”  “us,” or the “Company”) filed with the Securities and Exchange Commission on May 23, 2011 (the “Report”) to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to our acquisition of Wikifamilies SA.  The information reported in the Report is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Wikifamilies’s unaudited financial statements for the period of February 15, 2011 (date of inception) to March 31, 2011 are attached as Exhibit 99.1 to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information Regarding Business Acquired

Pro forma unaudited condensed combined balance sheet as of March 31, 2011 and pro forma unaudited condensed combined statement of operations for the three months ended March 31, 2011 are attached as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
99.1	Wikifamilies’s unaudited financial statements for the period of February 15, 2011 (date of inception) to March 31, 2011
99.2	Kensington Leasing, Ltd.’s unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSINGTON LEASING, LTD.

Date: August 2, 2011	/s/ Trisha Malone
Trisha Malone
Chief Financial Officer